UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K
                 Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                  -------------

                          Date of Report:  October 16, 2003
                         (Date of earliest event reported)

                         EAGLE FINANCIAL SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

           Virginia                   0-20146                   54-1601306
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)            Identification No.)


                   2 East Main Street, Berryville, Virginia  22611
              (Address of principal executive offices, including zip code)


                                 (540) 955-2510
              (Registrant's telephone number, including area code)

Item 7.     Financial Statements and Exhibits

          (c)  Exhibits.

               99.1 Press Release issued by Eagle Financial Services, Inc., dated October 16, 2003.


Item 9.     Regulation FD Disclosure.

               The following information and referenced exhibit are being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."


               On October 16, 2003, Eagle Financial Services, Inc. issued a press release announcing its results of operations for the nine months ended September 30, 2003. A copy of the Company's press release is incorporated by reference to Exhibit 99.1 of this Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 16th day of October, 2003.

                              Eagle Financial Services, Inc.


                              By:  /s/ JAMES W. MCCARTY, JR.
                                   ---------------------------------
                                   James W. McCarty, Jr.
                                   Vice President, Chief Financial Officer,
                                   and Secretary-Treasurer

                                  EXHIBIT INDEX


        EXHIBIT NUMBER      DESCRIPTION
        --------------      --------------------------------------------------

             99.1           Press release issued by Company on October 16, 2003.